			Cmoproj
UBS			2:48:32 pm March 22, 2004
Fixed Income Research	MALT0403D 30 year	5.7	Marina Tukhin mtukhin@sleddog
cmoproj.619			Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	45,272,492.63	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	03/30/04	30 year	5.82	358.00	100.0PPC	90:00

Senior Bond, 92.78 percent of deal

Price	PPC	PPC	PPC	PPC	PPC	PPC	PPC
	0.00	50.00	100.00	150.00	200.00	250.00	300.00
89:16	6.581	7.419	8.435	9.580	10.844	12.165	13.490
89:17	6.577	7.413	8.426	9.567	10.826	12.143	13.463
89:18	6.574	7.407	8.416	9.553	10.808	12.120	13.436
89:19	6.570	7.400	8.406	9.539	10.790	12.098	13.409
89:20	6.567	7.394	8.396	9.525	10.772	12.075	13.382
89:21	6.564	7.388	8.386	9.512	10.754	12.053	13.355
89:22	6.560	7.381	8.376	9.498	10.736	12.030	13.328
89:23	6.557	7.375	8.367	9.484	10.718	12.008	13.301

89:24	6.553	7.369	8.357	9.471	10.700	11.986	13.275
89:25	6.550	7.362	8.347	9.457	10.682	11.963	13.248
89:26	6.547	7.356	8.337	9.443	10.664	11.941	13.221
89:27	6.543	7.350	8.328	9.430	10.647	11.919	13.194
89:28	6.540	7.344	8.318	9.416	10.629	11.896	13.167
89:29	6.536	7.337	8.308	9.402	10.611	11.874	13.140
89:30	6.533	7.331	8.298	9.389	10.593	11.852	13.114
89:31	6.530	7.325	8.288	9.375	10.575	11.829	13.087

90:00	6.526	7.318	8.279	9.361	10.557	11.807	13.060
90:01	6.523	7.312	8.269	9.348	10.539	11.785	13.033
90:02	6.519	7.306	8.259	9.334	10.522	11.763	13.007
90:03	6.516	7.300	8.249	9.321	10.504	11.740	12.980
90:04	6.513	7.293	8.240	9.307	10.486	11.718	12.953
90:05	6.509	7.287	8.230	9.293	10.468	11.696	12.927
90:06	6.506	7.281	8.220	9.280	10.450	11.674	12.900
90:07	6.502	7.275	8.211	9.266	10.433	11.652	12.873

90:08	6.499	7.268	8.201	9.253	10.415	11.630	12.847
90:09	6.496	7.262	8.191	9.239	10.397	11.607	12.820
90:10	6.492	7.256	8.182	9.226	10.379	11.585	12.794
90:11	6.489	7.250	8.172	9.212	10.362	11.563	12.767
90:12	6.486	7.244	8.162	9.199	10.344	11.541	12.741
90:13	6.482	7.237	8.153	9.185	10.326	11.519	12.714
90:14	6.479	7.231	8.143	9.172	10.309	11.497	12.688
90:15	6.476	7.225	8.133	9.158	10.291	11.475	12.661
Avg Life	19.048	8.801	5.058	3.351	2.416	1.874	1.538
Duration	10.199	5.510	3.546	2.537	1.937	1.553	1.292
First Pay	4/04	4/04	4/04	4/04	4/04	4/04	4/04
Last Pay	1/34	1/34	1/34	1/34	1/34	5/10	11/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

.